April 15, 2013

DREYFUS MANAGER FUNDS I

- Dreyfus MidCap Core Fund

Supplement to Summary and Statutory Prospectus

dated August 1, 2012

The following information supersedes and replaces the information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation.  The team members are C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital and has been a portfolio manager of the fund since March 2010.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital and has been a portfolio manager of the fund since March 2010.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been a portfolio manager of the fund since September 2011.  Each member of the team is also an employee of The Dreyfus Corporation.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  He has also been employed by Dreyfus since 2007.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  He has also been employed by Dreyfus since 2007.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  He has also been employed by Dreyfus since 1998.  Mr. Boggs and Mr. Chiang have been portfolio managers of the fund since March 2010.  Mr. Gala has been a portfolio manager of the fund since September 2011.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.